UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 1, 2003
(Date of earliest event reported)

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12 South Main Street, Suite 100, Minot, ND	58701
(Address of principal executive offices)	(Zip Code)

(701) 837-4738
(Registrant’s telephone number, including area code)

     The undersigned Registrant hereby amends its Item 7 of its Current Report on Form 8-K dated January 7, 2004, to file the financial statements required by such Item 7 as part of this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements: See Index to Financial Statements and Pro Forma Financial Information appearing on Page F-1 of this Form 8-K/A.
(b)	Pro Forma Financial Information: See Index to Financial Statements and Pro Forma Financial Information appearing on page F-1 of this Form 8-K/A.
(c)	Exhibits None

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
By: /S/ Thomas A. Wentz, Jr. Thomas A. Wentz, Jr. Senior Vice President

March 8, 2004

INDEX TO FINANCIAL STATEMENTS
AND PRO FORMA FINANCIAL INFORMATION

Transport Corporation of America Office Building...........................................	F-2
Golden Hills Office Building
Independent Auditor's Report...........................................................................	F-3
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2002 ....................................................	F-4
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2002 .....................................	F-5
Connelly Estates Apartments
Independent Auditor's Report...........................................................................	F-7
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2002 ....................................................	F-8
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2002 .....................................	F-9
Unaudited Consolidated Balance Sheet as of October 31, 2003 ......................	F-10
Pro Forma Consolidated Statement of Operations for the Six Months Ended October 31, 2003 .................................................................	F-11
Pro Forma Consolidated Statement of Operations for the Twelve Months Ended April 30, 2003 ......................................................................	F-12

Transport Corporation of America Office Building

IRET Properties purchased Transport Corporation of America Office Building on December 23, 2003. The property is a 106,207 square foot, two story building.  Because prior to acquisition the building was owner occupied, historical summaries of gross income and direct operating expenses have not been prepared and no audit was performed as required by Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”).

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

     We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Golden Hills Office Building ("Historical Summary") for the year ended December 31, 2002.  This Historical Summary is the responsibility of the management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

     The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Golden Hills Office Building revenue and expenses.

     In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Golden Hills Office Building for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.

Brady, Martz, and Associates, P.C.
Minot, North Dakota
March 2, 2004

Golden Hills Office Building Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2002

12/31/02

GROSS INCOME
Real Estate Rentals	$4,603,407

DIRECT OPERATING EXPENSES
Interest	$1,018,500
Utilities Expense	242,441
Maintenance Expense	611,317
Real Estate Taxes	786,080
Property Management Expenses	229,885
Insurance and Other	31,842
Total Direct Operating Expenses	$2,920,065

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$1,683,342

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

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Golden Hills Office Building Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2002

Note 1.   Nature of Business
Golden Amber L.L.C., a Delaware limited liability company was engaged in the development, ownership and operation of Golden Hills Office Building, a 190,758 square foot office building in Golden Valley, Minnesota.

Note 2.   Basis of Presentation
IRET, Inc., purchased Golden Hills Office Building October on 31, 2003.  The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Golden Hills Office Building, exclusive of the following expenses, which may not be comparable to the proposed future operations:

(a) depreciation of property and equipment

Note 3.   Summary of Significant Accounting Policies
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases. All leases are classified as operating leases and expire at various dates prior to December, 2011. The following is a schedule by years of future actual minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2002.

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Golden Hills Office Building Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2003	$2,769,990
2004	2,826,233
2005	2,255,641
2006	1,509,042
2007	861,394
Thereafter	1,175,261
Total	$11,397,561

Expense Reimbursement - Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred.  Golden Hills Office Building receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates.  Differences between estimated recoveries and the final billed amounts, which are immaterial, are recognized in the subsequent year.

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

     We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Connelly Estates Apartments ("Historical Summary") for the year ended December 31, 2002.  This Historical Summary is the responsibility of the management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

     The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Connelly Estates Apartments revenue and expenses.

     In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Connelly Estates Apartments for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.

Brady, Martz, and Associates, P.C.
Minot, North Dakota
March 2, 2003

Connelly Estates Apartments Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2002

12/31/02

GROSS INCOME
Real Estate Rentals	$1,915,498
Discounts and Fees	63,827
Total Gross Income	$1,979,325

DIRECT OPERATING EXPENSES
Utilities Expense	$170,645
Maintenance Expense	84,020
Real Estate Taxes	167,895
Property Management Expenses	361,599
Insurance and Other	56,161
Total Direct Operating Expenses	$840,320

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$1,139,005

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

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Connelly Estates Apartments Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2002

Note 1.   Nature of Business
Connelly Estates Investment Group LLP is a Minnesota Limited Liability Partnership primarily engaged in the development, ownership and operation of Connelly Estates Apartments a 240-unit multifamily apartment complex in the Rochester, MN area.

Note 2.   Basis of Presentation
IRET, Inc., purchased Connelly Estates Apartments on July 31, 2003.  The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Connelly Estates Apartments, exclusive of the following expenses, which may not be comparable to the proposed future operations:

(a)    depreciation of property and equipment
(b)   professional expenses
(c)    interest expense on existing mortgage and borrowings

Note 3.   Summary of Significant Accounting Policies
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

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INVESTORS REAL ESTATE TRUST
Unaudited Consolidated Balance Sheet as of October 31, 2003

	IRET Consolidated 10/31/03 Unaudited(1)	Transport Corp of America Office Building 12/23/03 Unaudited	Brown Deer Road Office Building 12/11/03 Unaudited	Adjustments	Pro Forma Consolidated(2)
ASSETS
Real Estate Investments
Property Owned	$999,792,737	$9,198,151	$10,719,387	$-	$1,019,710,275
Less Accumulated Depreciation	(86,912,556)	-	-	-	(86,912,556)
	$912,880,181	$9,198,151	$10,719,387	$-	$932,797,719
Mortgage Loans Receivable	2,054,660	-	-	-	2,054,660
Total Real Estate Investments	$914,934,841	$9,198,151	$10,719,387	$-	$934,852,379

OTHER ASSETS
Cash	$21,843,527	$162,763	$-	$(1,464,839)	$20,541,451
Marketable Securities -Available for Sale	2,703,032	-	-	-	2,703,032
Rent Receivable, Net	5,366,473	-	-	-	5,366,473
Real Estate Deposits	1,004,207	-	-	-	1,004,207
Prepaid and Other Assets	2,410,420	-	11,258	-	2,421,678
Tax, Insurance and Other Escrow	7,936,942	1,023,920	444,280	-	9,405,142
Deferred Charges and Leasing Costs	5,633,714	26,000	63,232	-	5,722,946
Intangible Assets, Net	-	3,018,354	3,188,848	-	6,207,202
Furniture & Fixtures, Net	2,272,652	-	-	-	2,272,652
Goodwill	1,440,817	-	-	-	1,440,817
TOTAL ASSETS	$965,546,625	$13,429,188	$14,427,005	$(1,464,839)	$991,937,979

LIABILITIES
Accounts Payable and Accrued Expenses	$16,231,954	$123,822	$266,128	$-	$16,621,904
Mortgages Payable	583,159,585	10,400,000	6,332,349	-	599,891,934
Investment Certificates Issued	8,263,005	-	-	-	8,263,005
Long Term Liability	-	-	384,306	-	384,306
TOTAL LIABILITIES	$607,654,544	$10,523,822	$6,982,783	$-	$625,161,149

Minority Interest in Partners	15,579,794	1,407,394	7,343,571	-	24,330,759
Minority Interest of Unitholders in Operating Partnership
11,549,252 on 10/31/03
10,206,036 on 04/30/03	$92,057,621	$-	$-	$-	$92,057,621

SHAREHOLDERS’ EQUITY
Shares of Beneficial Interest
40,595,779 on 10/31/03
36,166,351 on 04/30/03	$282,157,776	$1,464,839	$-	$(1,464,839)	$282,157,776
Accumulated Distributions in Excess of Net Income	(31,903,110)	33,133	100,651	-	(31,769,326)
Total Shareholder’s Equity	$250,254,666	$1,497,972	$100,651	$(1,464,839)	$250,388,450
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$965,546,625	$13,429,188	$14,427,005	$(1,464,839)	$991,937,979

(1)	Reflects the Company’s Consolidated Balance Sheet as of October 31, 2003, as reported on Form 10-Q.
(2)	The balance sheet reflects the acquisition of the Transport Corporation of America Office Building, Brown Deer Road Office Building, and seven real estate properties that were acquired during the six months ended October 31, 2003.

   Investors Real Estate Trust
Pro Forma Consolidated Statement of Operations
For the Six Months Ended October 31, 2003, and Twelve Months Ended April 30, 2003

      The unaudited pro forma Consolidated Statement of Operations for the six months ended October 31, 2003, and for the year ended April 30, 2003, is presented as if the acquisitions (4) had occurred on May 1, 2002.  The unaudited pro forma Consolidated Statement of Operations for the six months ended October 31, 2003, and for the twelve months ended April 30, 2003, is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

Pro Forma Consolidated Statement of Operations for Six Months Ended October 31, 2003 (unaudited)

	Six Months Ended October 2003	Transport Corporation of America Office Bldg(1)	Golden Hills Office Building(2)	Connelly Estates Apts(3)	Insignificant Acquisitions(4)	Total Consolidated Pro Forma
REVENUE
Real estate rentals	$66,853,030	$858,777	$2,396,402	$486,794	$2,529,226	$73,124,229
Discounts, fees and other income	112,884	-	-	-	-	112,884
Total Revenue	$66,965,914	$858,777	$2,396,402	$486,794	$2,529,226	$73,237,113
EXPENSES
Interest	$20,557,048	$217,500	$509,250	$155,256	$451,828	$21,890,882
Depreciation	11,351,721	104,430	317,324	68,233	325,400	12,167,108
Utilities	4,256,128	35,706	142,269	46,783	215,925	4,696,811
Maintenance	7,017,802	125,263	300,549	46,061	299,063	7,788,738
Real estate taxes	8,190,943	117,778	395,595	51,997	321,553	9,077,866
Insurance	1,396,962	14,069	18,249	18,758	54,676	1,502,714
Property management expenses	4,293,134	32,236	109,001	55,264	195,049	4,684,684
Property management related party	329,644	-	-	-	-	329,644
Administrative expenses	1,215,864	-	-	-	-	1,215,864
Advisory and trustee services	56,975	-	-	-	-	56,975
Operating expenses	531,393	-	-	-	-	531,393
Amortization	372,632	116,091	-	-	338,388	827,111
Amortization of related party costs	33,463	-	-	-	-	33,463
Total Expenses	$59,603,709	$763,073	$1,792,237	$442,352	$2,201,882	$64,803,253

Operating Income	$7,362,205	$95,704	$604,165	$44,442	$327,344	$8,433,860

Non-Operating Income	$185,473	$0	$0	$0	$-	$185,473

Income before gain/loss on properties and minority interest	$7,547,678	$95,704	$604,165	$44,442	$327,344	$8,619,333
Gain on sale of properties	0	-	-	-	-	0
Minority interest portion - Other Partnership	(469,229)	(46,895)	(60,417)	-	-	(576,541)
Minority interest portion - Operating Partnership	(1,652,291)	(21,199)	(133,823)	(9,844)	(72,507)	(1,889,664)

Income from continued operations	$5,426,158	$27,610	$409,925	$34,598	$254,837	$6,153,128

Discontinued Operations, net	$109,078	$-	$-	$-	$-	$109,078

Net Income	$5,535,236	$27,610	$409,925	$34,598	$254,837	$6,262,206

Net income per share (basic and diluted)	$.15	$0.00	$0.01	$0.00	$0.01	$0.17

Weighted Average Shares	37,342,362	37,342,362	37,342,362	37,342,362	37,342,362	37,342,362

Pro Forma Consolidated Statement of Operations for Twelve Months Ended April 30, 2003 (unaudited)

	Twelve Months Ended April 2003	Transport Corporation of America Office Bldg(1)	Golden Hills Office Building(2)	Connelly Estates Apts(3)	Insignificant Acquisitions(4)	Total Consolidated Pro Forma
REVENUE
Real estate rentals	$118,901,019	$1,717,554	$4,792,803	$1,947,174	$6,600,541	$133,959,091
Discounts, fees and other income	234,271	-	-	-	-	234,271
Total Revenue	$119,135,290	$1,717,554	$4,792,803	$1,947,174	$6,600,541	$134,193,362
EXPENSES
Interest	$37,072,908	$435,000	$1,018,500	$621,024	$1,254,353	$40,401,785
Depreciation	19,414,402	208,860	634,647	272,931	895,460	21,426,300
Utilities	7,872,419	71,411	284,538	187,132	544,647	8,960,147
Maintenance	11,948,166	250,526	601,098	184,242	737,819	13,721,851
Real estate taxes	13,568,355	235,556	791,190	207,988	796,869	15,599,958
Insurance	2,159,270	28,138	36,498	75,030	154,932	2,453,868
Property management expenses	7,816,236	64,472	218,001	221,054	560,733	8,880,496
Property management related party	503,976	-	-	-	-	503,976
Administrative expenses	2,051,212	-	-	-	-	2,051,212
Advisory and trustee services	112,956	-	-	-	-	112,956
Operating expenses	885,403	-	-	-	-	885,403
Amortization	662,818	232,182	-	-	676,776	1,571,776
Amortization of related party costs	37,866	-	-	-	-	37,866
Total Expenses	$104,105,987	$1,526,145	$3,584,472	$1,769,401	$5,621,589	$116,607,594

Operating Income	$15,029,303	$191,409	$1,208,331	$177,773	$978,952	$17,585,768

Non-Operating Income	$830,119	$0	$0	$0	$-	$830,119

Income before gain/loss on properties and minority interest	$15,859,422	$191,409	$1,208,331	$177,773	$978,952	$18,415,887
Gain on sale of properties	315,342	-	-	-	-	315,342
Minority interest portion - Other Partnership	(934,114)	(93,790)	(120,834)	-	-	(1,148,738)
Minority interest portion - Operating Partnership	(3,679,239)	(42,952)	(271,149)	(39,892)	(219,677)	(4,252,909)

Income from continued operations	$11,561,411	$54,667	$816,348	$137,881	$759,275	$13,329,582

Discontinued Operations, net	$686,750	$-	$-	$-	$-	$686,750

Net Income	$12,248,161	$54,667	$816,348	$137,881	$759,275	$14,016,332

Net income per share (basic and diluted)	$0.38	$0.00	$0.03	$0.00	$0.02	$0.43

Weighted Average Shares	32,574,429	32,574,429	32,574,429	32,574,429	32,574,429	32,574,429

(1)	The pro forma income and expense items reflect estimated operations which was acquired on December 23, 2003.
(2)	The pro forma income and expense items reflect estimated operations which was acquired on October 31, 2003.
(3)	The pro forma income and expense items reflect estimated operations which was acquired on July 31, 2003.
(4)	The real estate assets acquired by IRET in fiscal year 2003 during the period from July 1, 2003, to December 31, 2003, are as follows: Brown Deer Road Office Building, Milwaukee, WI (acquired December 11, 2003), Buffalo Mall, Jamestown, ND (acquired October 22, 2003), Brookfield Estates Apartments, Topeka, KS (acquired October 1, 2003), Winchester Village Townhomes, Rochester, MN (acquired July 31, 2003), Remada Court Apartments, Eagan, MN (acquired July 31, 2003), Benton Business Park, Sauk Rapids, MN (acquired July 1, 2003), West River Business Park, Waite Park, MN (acquired July 1, 2003).